Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports Third Quarter Results;

Customer Adoption of Service-Oriented Architecture

and AquaLogic Drive 19% Year-over-Year Total Revenue Growth

SAN JOSE, Calif.—Nov. 15, 2006—BEA Systems, Inc., a world leader in enterprise infrastructure software, today announced certain financial results for the fiscal third quarter ended Oct. 31, 2006. BEA reported third quarter total revenues of $347.7 million, up 19% from last year’s third quarter. BEA reported third quarter license fees of $136.4 million, up 12% from a year ago, and services revenue of $211.3 million, up 24% from a year ago. BEA ended the quarter with cash, cash equivalents, short-term investments and restricted cash of $1.4 billion. BEA also ended the quarter with deferred revenues of $337.6 million, up 11% from $303.1 million a year ago.

BEA is not providing full GAAP or non-GAAP financials for the third quarter due to the previously announced voluntary internal review of BEA’s historical stock option grants, which is being conducted by the Audit Committee of BEA’s Board of Directors with the assistance of independent legal counsel. The outcome of that review may or may not require us to change our accounting treatment of stock options granted in prior periods, which may or may not have a material adverse effect on our results of operations for those periods or other periods.

“Service-Oriented Architecture (SOA) is going to be the dominant architecture for the next generation of enterprise IT systems. SOA solves business problems better than any previous technology approach,” said Alfred Chuang, chairman and chief executive officer, BEA Systems, Inc. “Across the world, in every industry, business is experiencing massive change that places enormous demands on IT. SOA has a unique power to transform and optimize business to meet those demands. With the industry’s leading SOA platform of products and services, BEA is ideally positioned to take advantage of SOA.”

“AquaLogic and BEA’s SOA services continued to drive new customer opportunities this quarter,” Chuang said. “Once again, AquaLogic exceeded 20% of our license revenue, led by our enterprise service bus and business process management products. We had a solid performance in several regions, including the Eastern U.S. and U.S. Federal government. Our rapid growth in China continued, and we remain excited about our prospects in that key region. We are optimistic about our business as we head into our seasonally strong fourth quarter.”

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BEA Systems Reports Third Quarter Results

November 15, 2006

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed in the quarter included Abbott Laboratories, AMT Genova, Bank Linth, Bank of Scotland (Ireland), Blockbuster Entertainment Group, Capital One Services, Carlson Wagonlit Travel, Checkfree, China Foreign Exchange System, China Mobile Guangdon, China National Petroleum, China Netcom Shanghai, China Taxation, China Telecom, Citigroup, Citrix Online, Commonwealth of Massachusetts, Delta Dental Plan of Michigan, Deutsche Bank, Eastern Home Shopping Network, eBay, Eurobank, Fastweb, Genzyme, GIE AXA France, Hallmark Card, HBO-Time Warner, Hilton International Hotels, HP, Iberia L.A.E., InterCall, Ireland Office of the Revenue Commissioners, Irish Life & Permanent, Martha Stewart Living Omnimedia, McCann Erickson, Mercury Insurance Services, Monster Worldwide, Nuon, O2 Germany, Paychex, PepsiCo, Pfizer, Puerto Rico Telephone, Sabre, Sallie Mae, Schwan’s, Sempra Utilities, State of Maine, State of New York Metropolitan Transportation Authority, Suomen Asiakastieto, Taiwan Ministry of Finance, Taiwan Mobile, Tekelec, Telefonica Moviles Espana, TIM Celular, UK Financial Services Authority, US Army, US Department of Health and Human Services, US Patent & Trademark Office, Verizon, Virgin Mobile, Vodafone, Wyndham Worldwide, Zurich Insurance Company, and ZwitserLeven.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including Ariba, Autodesk, Business Objects, DaTang Mobile, HP, Huawei Technologies, Interwoven, IPeria, Mantas, Paisley Consulting, PanGo, Savi Networks, Tata Consultancy Services, Vantrix, Vignette, and VMWare.

About BEA

BEA Systems, Inc. (Nasdaq: BEAS) is a world leader in enterprise infrastructure software. BEA’s SOA 360o platform is the industry’s most unified SOA platform for business transformation and optimization, in order to improve cost structures and grow new revenue streams. Information about how BEA is enabling customers to achieve Business LiquidITyTM can be found at bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://www.bea.com/investors/. The Internet broadcast will be available live, and a replay will be available following completion of the live call for 365 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through Nov. 29, 2006, by dialing (706) 645-9291, access code 8476151.

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BEA Systems, Inc., BEA, Tuxedo, WebLogic, BEA JRockit and BEA WebLogic Server are registered trademarks, and BEA WebLogic Enterprise Platform, BEA WebLogic Integration, BEA WebLogic Portal, BEA WebLogic Platform, BEA WebLogic Express, BEA WebLogic Workshop, BEA WebLogic Java

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BEA Systems Reports Third Quarter Results

November 15, 2006

Adapter for Mainframe, BEA Liquid Data for WebLogic, BEA eLink, Business LiquidITy, microService Architecture and BEA WebLogic Enterprise Security are trademarks, of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements regarding BEA’s internal review of historical stock option grants and the potential financial and accounting impact of that review; SOA as the dominant architecture for the next generation of enterprise IT systems and BEA’s positioning to take advantage of SOA; BEA’s prospects in China; and BEA’s business heading into the fourth quarter. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to that the internal review of historical stock option grants would require us to change our accounting treatment of stock options granted in prior periods or continue to prevent us from filing our quarterly reports on Form 10-Q; quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP, telecommunications and RFID software, and overseas markets such as China; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarter; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information; significant leverage and debt service requirements; and other risks indicated in our filings with the Securities and Exchange Commission (“SEC”). For more details, please refer to our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended Jan. 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2006, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

Contact Information:

Investor Contact:

Kevin Faulkner

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media and Industry Analyst Contact:

May Petry

BEA Systems, Inc.

+1-408-570-8704

may.petry@bea.com

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BEA Systems Reports Third Quarter Results

November 15, 2006

BEA SYSTEMS, INC.

Schedule of Consolidated Revenues

(In thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2006	2005	2006	2005
Revenues:
License Fees	$136,365	$121,323	$404,735	$355,693
Services	211,307	170,200	605,788	502,708

Total revenues	$347,672	$291,523	$1,010,523	$858,401

BEA SYSTEMS, INC.

Schedule of Other Income and Expense

(In thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2006	2005	2006	2005
Interest and other, net	$9,543	$3,593	$22,011	$5,521
Net gains on minority interest in equity investments	—	1,691	10,972	1,691
Net gains on retirement of convertible subordinated notes	—	—	818	—

Total Interest and other, net	$9,543	$5,284	$33,801	$7,212

BEA SYSTEMS, INC.

Schedule of Weighted Average Shares Outstanding

(In thousands)

(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2006	2005	2006	2005
Weighted average shares outstanding - basic	398,000	385,850	393,220	390,593
Weighted average shares outstanding - diluted	414,730	394,850	407,793	398,907

BEA SYSTEMS, INC.

Schedule of Cash and Cash Equivalents, Restricted Cash and Investments

(In thousands)

(unaudited)

	October 31, 2006	January 31, 2006
Cash and cash equivalents	$799,312	$1,017,772
Short-term investments	344,830	370,763
Short-term restricted cash	262,168	2,373

Total cash	$1,406,311	$1,390,908

BEA SYSTEMS, INC.

Schedule of Deferred Revenues

(In thousands)

(unaudited)

	October 31, 2006	January 31, 2006
Deferred revenues	$337,598	$379,123

BEA SYSTEMS, INC.

Schedule of Days Sales Outstanding

(unaudited)

	October 31, 2006	January 31, 2006
Days sales outstanding	71	87